VONTOBEL FUNDS, INC.

                            Vontobel U.S. Value Fund
                       Vontobel International Equity Fund
                      Vontobel Eastern European Equity Fund

                          Supplement dated May 24, 2002
                                     to the
                          Prospectus dated May 1, 2002

1. Effective May 24, 2002, the minimum investment amounts for each series of Vontobel Funds, Inc. has been changed to $2,500.

2. The following disclosure replaces in its entirety the paragraph entitled "Minimum Investments" found on page 20 in the section entitled "SHAREHOLDER INFORMATION":

Minimum Investments

The minimum initial investment for each Fund is $2,500. Subsequent investments, for each Fund, must be in amounts of $50 or more. The Company may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Company may also change or waive policies concerning minimum investment amounts at any time.


                       PLEASE RETAIN FOR FUTURE REFERENCE